Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

Contract No.:

Shenyang Sunshine Pharmaceutical Company Limited

Core Cleanroom Area of the New Plant
Installation Contract

Party A:	Shenyang Sunshine Pharmaceutical Company Limited
Party B:	Suntec Cleanroom & HVAC Engineering Co. Ltd.;
And
Suntec (Suzhou) Cleanroom System Co. Ltd.

Part I: Special Contract Terms

Whereas:
1.
The core cleanroom area of party A’s new plant shall be in accordance with the current Good Manufacturing Practices (GMP) of the P.R.C, US FDA and the relevant requirements of EU GMP, the Specification for Construction and Acceptance of Cleanroom and the related national industry standards and specifications.

2.	Party B shall have the subject construction qualifications of agreed items herein and other conditions stipulated in laws and regulations.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

3.
Party B shall promise to obtain and is sufficiently knowledgeable of Good Manufacturing Practices (GMP) of the PRC, US FDA and the relevant requirements of EU GMP, the Construction and Acceptance Specifications of Cleanroom and the related national industry standards and specifications.

4.	Party B shall have the requisite organization design and construction qualifications therewith to provide reasonable assurance for party A to pass the certification hereof.

5.	Party B shall have the construction capability and qualifications to ensure the project completed on the close date.

Party A agreed to accept the contract price and entrust party B to implement the agreed projects herein. And party B has agreed to take the engineering projects herewith and guarantee to achieve all the requirements and standards agreed in the contract, whereas, both parties hereto agreed to make the following agreements:

1.	Project Overview

Project Name: Core Cleanroom Area of the New Plant Installation

Project Site: 1A No.3, Road No. 10, Economic and Technical Development Zone, Shenyang City

Project content: See Appendix 1 for details.

2.	Contract Document

2.1 The Contract between party A and party B will be composed of the following documents. And every document should be interpreted as an integral part of the Contract. Documents and their priority order for interpretation are as follows:

2.1.1	Written supplementary agreement reached between both Parties during engineering, modified drawings signed by party A for approval, and relevant technical documents, etc.

2.1.2	Special Conditions of this contract, and relevant drawings, technical documents, and any exhibits under Special Conditions of the contract, etc.

2.1.3	Documents, letter of commitment, and other legal documents of party B for the bidding;

2.1.4	General Conditions of this Contract;

2.1.5	Other information and documents, defining the rights and obligations and corresponding legal consequences of both parties, etc.

2.2 If there is any ambiguity or contradiction in the contract documents, subject to the front document based on the order of priority; if there is any ambiguity or contradiction in contract documents with the same priority, subject to the later document based on time.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

3.	Scope of Construction

3.1
Party B shall contract the project of newly-built workshop engineering for Shenyang Sunshine Pharmaceutical Company Limited (called “this project” hereinafter), according to drawings provided by Party A and requests for change provided before the signing of the Contract (See drawings and Appendix 1 for specific scope of construction).

3.2
Party B shall be responsible for secondary design, supply of materials and equipments, fabrication and erection, debugging, defects mending, and verification, etc. of this project. Party B should provide all necessary materials and parts, and complete all engineering and services in accordance with the Contract.

3.3
In principle, party A does not need to provide any material, equipment, component, or any other labor service, etc. (except otherwise agreed in this contract). Party B shall purchase all materials, equipments, and components, etc. for this project, till this project passes final acceptance and put into use, and also pass all contracted approvals.

4.	Contract Value

4.1	Contract value verified by both parties drawings and technical materials is ***** Yuan (RMB ******)

4.2	The contract value shall not change with the market fluctuation during the contract period, party B has already taken the market price fluctuation element into consideration.

4.3
The contract value has included all labor services, equipments, cutting, replacement parts, damages and losses, taxes, packing, transportation, insurance, the elevation and lowering undertaken at the requested position, fixation, management, construction mechanism and all works required to complete the project till reach the inspection standard and go through all works for certification and the indispensable supplementary works.

4.4
The contract is the fixed price contract, within operation scope defined by both sides, the total price shall not be adjusted, but party A is entitled to propose the amendments with regard to drawings and relevant technical standard pursuant to project requirements, if this results in the fact that project amount changes, party A shall provide the work amount certificate, the unit price shall be referred to in accordance with contract quotations, if unit price doesn’t exist in the contract, party B shall quote the unit price, after party A checks and confirms, the actually certified amount, after project hardware construction is completed, shall be confirmed by project change account statement, party B checks and responds within 10 working days, the increased project amount shall be paid pro rata.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

5	Contract Payment：

5.1	Total contract value shall be paid in accordance with following conditions, time limit and proportion:

5.1.1	RMB******Yuan shall be paid to party B within 5 working days after party B has completed the construction and been ready to enter the yard during the period of contract validity.

5.1.2	RMB: ******Yuan in contract total price shall be paid within 5 working days after the following terms and conditions are satisfied:

5.1.2.1	The installation of main blast pipes shall be completed, main pipelines shall be installed, main cable bridge shall be completed and contract stipulated construction demand shall be met;

5.1.2.2	Above 80% ceiling colored steel sheets listed in the contract Appendix shall arrive at the yard and shall reach the contract provision;

5.1.2.3	Party B has no serious breach action previously.

5.1.3	RMB: ******Yuan in contract total price shall be paid within 3 working days after satisfying the following conditions:

5.1.3.1	All refrigerating unit, air condition tank, main distribution panels listed in contract Appendix shall enter the yard and reach the contract stipulation;

5.1.3.2	Party B has no serious breach action previously.

5.1.4	RMB: ******* Yuan in contract total price shall be paid within 5 working days after the project has been inspected and accepted.

5.1.5	RMB: ****** Yuan in contract total price shall be paid as quality guarantee deposit within 10 working days when two years pass after the project is checked and accepted.

5.2
Before party A makes payment of contract value to party B, Party B shall deliver the invoice of equivalent amount to party B, otherwise party A is entitled to take it as defense cause to postpone paying party B the remaining contract value.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

5.3
If both parties could not agree upon or quarrel about the payment terms stipulated by contract, party B shall not suspend the project construction, meanwhile party A shall provide Party B with Banking Guarantee of equivalent contract value, party B shall not claim responsibility against party A for overdue payment and contract breaching. Unless contract is cancelled, if party B’s yard materials and equipments conform to contract provisions, party A shall pay party B the project material fees and equipment fees.

5.4	If party A payment of project fees occurs overdue, party A shall pay party B penalty of equivalent contract value according to the standard stipulated as 6.5 in the contract.

6	Drawings

6.1	Party B provide drawings (secondary designing by party B 1:1008 set and 8 sets of sample drawings) to party A, the drawing shall be taken as the contract Appendix after being verified by both parties.

6.2
Party B shall be responsible for the drawing design, if party A can’t pass the certification stipulated by the contract due to design deficiency or party A can’t perform the project related system and equipments, party B shall indemnify party A relevant damages and losses.

6.3
Party B shall be committed   not to disclose party A’s project design drawings and other technical information to the third party, and shall not put party A’s technical information and design drawing into any other use except for party A’s project requirements, otherwise party B shall pay the penalty of 1% of contract total value.

6.4	Party A shall be committed not to disclose party B confidential documents to the third party.

7	Project Team Members and Notice

7.1	Party A project team members and rights:

7.2	Party B project team members and rights:

7.3	Both parties’ project team members have the right to sign and receive the legal documents.

7.4	Party A Terms of Notice

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

Address :	Postal Code :

Tel :	Fax :

E-mail :

7.5	Party B Terms of Notice

Address :	Postal Code :

Tel :	Fax :

E-mail :

7.6	If the above project team members, right limits or terms of notice change, parties shall notify the other three days in advance, otherwise shall take the corresponding legal consequences.

7.	Construction Organization and Design

7.1
Party B shall submit construction organizing design (construction strategy) and project schedule to party A and supervising engineer for checking one week prior to formal operation, supervising engineer and party A shall ratify or reply within 3 days.

7.2
After Party A or authorized management engineer checks and accepts the construction organizing design, party B shall enter the yard the same day when party A and authorized representative issues the commencement order and performs the construction as scheduled, except not provided with entry qualification.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

8.	Construction Commencement, Construction Completion and Breach Responsibility for Overdue Completion

8.1	Party B shall be committed to accomplish contract-stipulated engineering scope and go through completion inspection before Nov.10, 2009.

8.2
After contract takes effect, party B shall raise against party A conditions of yard entry and construction performance in conformity with project construction requirements, only after party A has satisfied the conditions raised by party B, party B could enter the yard to perform the construction according to party A commencement order.

8.3
If party B actually goes into the yard and performs the construction, it is considered that party B has confirmed that the project has been provided with all conditions for party B to enter the yard and perform the construction.

8.4
In whatever cases, if party B fails to enter the yard and perform the construction within 20 days after the contract takes effect, then party A shall be entitled to cancel the contract, all parties shall claim their responsibilities based on corresponding defaults.

8.5
Party B shall accomplish the project-stipulated construction scope and go through examination and inspection in conformity with contract-stipulated construction period, if party B fails to complete within the contract-stipulated time limit or party A’ agreed  renewed period, then party B shall take breaching responsibility pursuant to the following standards:

8.5.1	If 10 days overdue, party B shall pay party A the penalty at daily rate of 0.01% of total contract value;

8.5.2	If 20 days overdue, party B shall pay party A the penalty at daily rate of 0.02% of total contract value (To calculate according to the number of overdue days);

8.5.3	If 30 days overdue, party B shall pay party A penalty at daily rate of 0.03% of total contract value (To calculate according to the number of overdue days);

8.5.4	If 40 days overdue, party B shall pay party A penalty at daily rate of 0.04% of total contract value(To calculate according to the number of overdue days);

8.5.5	If 50 days overdue, party B shall pay party A penalty at daily rate of 0.05% of total contract value (To calculate according to the number of overdue days);

8.5.6	If 60 days overdue, party B shall pay party A penalty at daily rate of 0.06% of total contract value (To calculate according to the number of overdue days);

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

8.5.7	If over 70 days overdue, party B shall pay party A penalty at daily rate of 0.07% of total contract value (To calculate according to the number of overdue days);

8.6
If the construction is suspended, if construction suspension is triggered by causes other than Party A, party B shall organize and try to resume the construction as soon as possible and bear relevant fees. If party A causes project suspension, construction delay, party A shall be responsible for the losses resulted from party B’s delay.

8.7
Due to force majeures as 35.1 of contract general terms stipulates, including earthquake, hurricane (wind force, scale 9 and above), storm (50mm and above),       flood, construction period delayed shall be postponed in proper sequence, party B shall not bear the breaching responsibility of overdue completion. Party A shall also not bear the delay and losses of party B.

8.8	If party A breaches the contract and results in the construction delay, party A shall be responsible for related losses and contract violation.

8.9	If party A changes the design and results in construction delay, construction period shall be postponed in proper sequence, party A shall not claim party B’s violation responsibility.

8.10
If party B violates the contract and shall pay party A the penalty, party A can directly deduct the compensation fees from any payment made by party B or withdraw the money in any other way, the payment of compensation fees shall not release party B from the obligation of accomplishing the construction or any other obligation stipulated by the contract.

9A	Party A Obligation

9A1
Party A shall equip the construction yard with construction conditions, and provide water source for temporary construction, power source for construction and office space prior to construction commencement. But party B shall submit specific report as to construction electricity usage, water utilization, office and other supplementary affairs.

9A2	Party A shall transfer the benchmark and control point of coordinates to party B in written form at the construction site before party A has commenced operation.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

9A3
Party A shall provide the detailed designed materials undertaken by party B, and shall present all technical information to party B. Technical presentation shall be undertaken before project design has started specifically.

9A4	Party A shall coordinate and arrange to install hoisting platform to hoist goods for party B.

9A5	Party A shall cooperate with party B to satisfy transportation and other construction demands, the cooperation with related departments, and shall go through relevant procedures and formalities.

9.	Party B Obligation

9.1
Party B shall guarantee that the project must conform to national and relevant governmental department’s specifications and rules as well as GMP inspection and certification standards after being checked and accepted.

9.2
After the contract is signed, party B shall undertake an overall examination of specifications and drawings, and shall check all marked dimension and other technical issues, to obtain the dimensions and materials wanted when operating.

9.3
After party B enters the yard, during the period before party B completes the construction and delivers the project to party A, party B shall be responsible for the security, fire, theft etc. The relatives of construction staff shall not enter the yard. The demands in the respect of security and fire shall be followed, otherwise all accidents and losses caused shall be born by party B.

9.4
Both parties shall cooperate with and arrange relevant governmental departments to inspect and accept the equipments after installation has completed, including Environmental Protection Department, Public Fire Department, Pubic Security Department, Labor Bureau, Quality Control Station, Environmental Protection Bureau, Sanitation & Anti-epidemic Station, Construction & Management Bureau etc. Party B shall submit and arrange the materials within party B scope in the process of inspection and acceptance and shall be responsible for the relevant fees within party B construction scope.

9.5
Party B shall take measures to protect the buildings around construction yard, structures, underground pipes and lines, shall be responsible for the fees, and shall bear total responsibility if damages and losses occur.

9.6	Party B shall be responsible for the cleanness of construction site, striving to meet the standard of construction civilization.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

9.7
During the construction period specified by bidding letter and contract, party B shall be responsible for labor costs and construction mechanism costs added because party B has required workers to work overtime or has adopted other construction measures.

9.8
Party B shall be responsible to keep the construction mechanism, construction tools, materials and equipments transported to the site, if theft, water soaking or other accidents rather than forces majeures occur and cause the construction delay and equipment damages, party B shall take the responsibility.

9.9	Party B shall present schedule plan and actual schedule statistics to party A and management engineer.

9.10	Party B shall coordinate with party A to complete the filing of engineering archives at the request of relevant departments.

9.11
If party B can not accomplish the above working according to contract stipulation, party A can instruct party B to complete the corresponding work within certain time limit and shall not prolong the construction period.

9.12	Party B shall coordinate with party A to accomplish the yard entry and maintenance of other equipments purchased by party A.

9.13
After party B enters the yard and commences construction, during the period before the project is checked, accepted and delivered to party A, the legal obligations arising out of affairs that occur within construction space scope shall be undertaken by party B, except for those obligations which should be undertaken by party A according to contract stipulations and law specifications.

9.14
Party B shall undertake total responsibility that the construction shall be completed on time, go through the inspection, acceptance and all kinds of certifications requested by the contract, except for those obligations which should be undertaken by party A according to contract stipulations and law specifications.

9.15
Under the conditions that party B shall follow the order issued by party A/party A representative, with regard to no marking, ignoring marking, or any other behavior, or the order composed of affaires not included in the specification and omitted by party A/party A representative/designing unit or other evident mistakes, party B shall present to party A/party A representative/designing unit and submit the expense budget concerning design change; if party B doesn’t make the submission, all damages and losses shall be born by party B.

9.16
Whereas party B as professional institute shall be obliged to guarantee that the project shall pass all certifications stipulated by the contract, party B shall disclose to party A the big shortcomings, potential safety concerns, deficiency, negligence and other affairs which could lead to party A’s failure to realize the contract subject discovered in the process of project design, construction, inspection, operation and certification.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

9.	Materials and Equipments Supply

9.17	Equipments, material list and relevant technical criteria in Appendix 2

9.18	Materials and equipments supplied by party A

9.18.1
Party B shall cooperate with supply unit including party A’s supply unit to adjust the time schedule as to when processing equipments shall arrive at the site, to coordinate with the construction schedule, when construction  conditions get ready, the processing equipments shall enter the yard. If installation conditions on the spot have not been reached, the fees concerning temporary storage, transportation, insurance, management and security that occur in the middle will be in the charge of party A and party B respectively within their own supply scope.

9.18.2
As for the equipments and material supplied by party A, party B shall be responsible to coordinate with supply unit to finish installation until the inspection and acceptance has been confirmed by party A.

9.19	Materials and Equipments Purchased by Party B

9.19.1	The fire facilities and fire resistant materials used by party B in the project shall be approved by local Fire Management Department.

9.19.2
There are clear and durable factory labels on the equipments, and the name, type, model, number and other important parameters such as speed, volume, voltage and currency shall be clearly listed on the label.

9.19.3
Equipments and materials provided by party B shall not only conform to relevant national laws, regulations and the obliged standards, but also shall meet all certification demands stipulated in the contract by party A, if the demand can not be satisfied, change shall be requested and all fees shall be born party B.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

9.19.4
The equipments and materials provided by party B can be put into use only after having gone through entry inspection performed by party A or party A’s management engineer. In the meanwhile, the certification documents including inspection report, qualification certificate, measurement parameter (if wanted) shall be issued. After the yard entry, if party A or party A management engineer holds different views over the materials or equipments, the third party shall be entrusted to undertake the inspection. If materials or equipments are qualified, party A shall be in charge of the inspection fees; if materials and equipments are disqualified, party B shall be in charge of inspection fees and furnish qualified products. In case of failure to provide qualified products, party A has the right to purchase by himself, party B shall undertake to pay party A 20% of material fees and equipment fees as penalty.

9.19.5	Any damages caused in the process of fabrication, transportation, spot storage and installation shall be rejected, and shall be changed without increasing party A’s expenses.

9.19.6
After equipment installation, party B shall use protection case and other materials to protect materials, equipment components and parts. Safeguard measures shall include covers to prevent ashes and other external materials from going into the working parts of machines and equipments. At the time of storing or installation, special measures shall be taken to block all terminals of pipes and lines. In case of party B’s ignorance, party B shall undertake maintenance to party A or party A’s satisfaction, or offer  to change the total or part materials, equipments, components and supplementary parts impaired due to negligence for free. As for the handling of removal, change or installation for the impaired parts pointed out by party A or party A representative, party B shall pay all expenses and costs, and strictly execute the other obligations in the contract.

9.19.7
Party B shall ensure the correct maintenance of all on-site installation and equipments before being put into operation. Under special circumstances, major equipments shall be guaranteed of long-term storage and maintenance, these equipments shall be long-term maintained by supplier or its mandate.

9.19.8	Party B shall maintain, protect, repair, store and keep the equipments and materials in accordance with the request of party A or management engineer.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

9.19.9	Party B shall provide all sorts of information about equipments and materials to party A.

9.19.10	The materials provided by party B shall conform to the samples confirmed by party A and party B during contract negotiation.

9.19.11
Without the consent of party A,  if the materials and equipments provided by party B don’t conform to the contract stipulations, party A has the right to ask party B to make the change, if party A discovers such occurrence once more, party B shall pay party A 20% of material fees and equipments fees as penalty.

10.	Equipment Inspection, Trial Operation and Handing Over

10.1
If it is needed to re-enter the region being utilized by party A in the process of adjustment, party B shall adopt necessary protection measures at the time of construction in these areas. Party B shall accomplish equipment systematic adjustment of relevant governmental departments and the following inspection and standard meeting.

10.2	Party B shall undertake the necessary trial operation and inspection on the systematic safety, reliability, the degree of operation convenience and the installation of equipments.

10.3
At least one week before any system undertakes trial operation and inspection, party B shall provide the procedures of trial operation and inspection of every system or process for party A or party A’s representative.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

10.4
If inspection demonstrates that system or equipments fail to reach the designed and standardized effect or load within contracting scope, except for those caused by party A, party B shall repair, adjust and change all needed equipments to obtain the requested characteristics, shall not increase the costs and shall bear the fees requested to repair the buildings impaired by the change and other inspection fees.

10.5	Party A shall actively cooperate with party B in all systematic inspection work concerned with the project.

10.6
All inspection of party B shall be undertaken with stationed engineers or appointed management staff on the spot, notice shall be given to party A/party A’s representative/management unit at least three days before the examination takes place.

10.7	All systems shall be examined, inspected and accepted in accordance with manufacture’s advice and national corresponding criteria.

10.8
Before trial operation, party B shall guarantee that all equipments included in contract terms shall be cleaned, lubricated, the relevant functions shall be checked. Special emphasis shall be put on the fact that rubbish and litters shall be removed from all systematic equipments, electric motor, axis bearings and pipe channels, etc.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

10.9
After all equipments have been adjusted and have reached the inspection and acceptance standard, party B shall illustrate, disclose to party A all attentions requested to ensure the long-term, safe and stable operations of equipments and shall provide necessary technical instruction for party A’s working staff until party A’s working staff can operate the machines proficiently, if mechanical malfunction appears due to party B’s negligence to notice, party B shall indemnify party A for all damages and losses.

10.10
In view of party B’s expertness, party B shall be responsible for the pre-planning and organizing work of equipment inspection, adjustment, trial operation, etc, trying to make a favorable arrangement of prevention and handling of all sorts of sudden events to ensure that equipment could operate smoothly.

11.	Design Change

11.1
If party A needs to change the project design, party A shall send party B the design change notice, party B shall execute the notice immediately after receiving it, if party B finds that deficiency exists in the change, he shall present it to party A at once, both parties shall negotiate the change strategy, if agreement can not be reached through negotiation, party B shall undertake change at the request of party A, party A shall bear the corresponding consequences.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

11.2
If party A raises the design change, party A and party B shall accomplish relevant visa procedures concerning contract design change, both parties don’t need to check and calculate the contract value adjustment on the spot with regard to project change, both parties can negotiate the change amount by design change visa, if negotiation can not be reached, both parties shall entrust appraisal institute to evaluate. (If the project price-making amount change resulting from design and site change is within 1%, it shall not lead to the change in contract total value and construction period.)

11.3
If design change leads to the postponement of construction period in proper time sequence, party B shall propose a strategy of prolonging the construction period in proper time sequence within 5 natural days after party A has sent the design change (In case of exceeding the time limit, it will be considered that party A has abandoned the right).Party A shall give the reply within five natural days, otherwise it shall be considered that party A agrees upon party B’s postponement strategy.

Exhibit 4.8
English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

11.4	If party B’s construction quality differs from construction drawings and leads to secondary construction, the resulting fees increase shall be born by party B.

11.5
If design change or spot visa occurs in the process of construction, party A shall check and confirm the increase and reduction of project amount arising out of change and get verified about the construction period.

12.	Completion and Acceptance

12.1
The project acceptance by phases and the acceptance of any hidden project shall conform to contract stipulation (“Standards for Project Phase Acceptance and Hidden Project”, Appendix 3) and laws, rules and other national industry obligatory specifications.

12.2
The project construction shall be completed within the time limit accounted since construction commences as stipulated in contract by both parties, or shall be accomplished within the prolonged construction period checked and approved by party A.

12.3
After completion, party B shall apply party A to check and accept the project (completion and acceptance standard in Appendix 4), the project completed by party B not only shall conform to contract stipulations, but also shall not violate laws, rules and other national industry obligatory specifications.

12.4
If the project can not be accepted after checking for failure to conform to quality demand, party B shall be responsible for the remaking, the construction period shall not be prolonged in proper time sequence.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

12.5	If both parties hold different views over the project quality, they shall invite relevant appraisal institute to make evaluation.

12.6
If inspection results demonstrate that equipments can not operate normally or fail to reach the normal standards, representatives of both parties shall determine whether the situation is caused by party A. If it is not caused by party A, party B shall be in charge of modification and adjustment on his own expense until it complies with contract stipulation, laws, rules and national industry obligatory standards.

12.7
Before party B applies party A to check and accept, party B shall deliver all requested technical documents, drawings and other legal papers to party A, otherwise party A has the right of rejection, the responsibility of resulted construction delay shall be born by party B.

12.8
After the project has been completed and accepted, party B shall also guarantee that relevant equipments concerned with project shall pass inspection, adjustment and trial operation and shall meet all technical standards marked on the equipments, if technical standard of equipments is below all certification criteria stipulated in the contract, the certification criteria shall be taken as the benchmark, party B shall readjust or change equipment on his own costs.

13.	Project Certification

13.1
After the construction is completed and accepted by party A, party B shall guarantee   that party B project construction scope complies with the requirements in People’s Republic of China’s Good Manufacturing Practices (GMP), America’s FDA,   European Union’s GMP and Construction and Acceptance Specifications of Cleanroom and national related industry standard and norm.

13.2	Party B shall commit himself to be aware of the above certification standard and shall ensure that the project shall pass all certification stipulated by the contract.

13.3
Due to causes other than party A, if party B project contract scope can not conform to the above certification, party B shall accomplish the obligation of free repair, change, etc to ensure finally that the party B project contract scope shall conform to certification requirements.

14.	Warranty and After-sales Services

14.1
The warranty period of project shall be two years after the contract project is completed and delivered to party A for use. During the warranty period, party B shall provide 48 hours emergency services. Party B shall directly respond to mal-function call and handle the problem in time within 48 hours at this kind of calling.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

14.2	Specific warranty and after-sales services are in Appendix 5.

14.3	Party A shall bear the expenses and costs owing to reconstruction caused by party A for non-quality problems.

14.4	After the project is accepted and certified, party B shall provide necessary technical support in compliance with party A’s requests.

15.	Breach Obligations

15.1	Except for the breach obligation otherwise stipulated in the contract, if any party delays the performance of contract obligations, the defaulting party shall pay daily penalty to victim party.

15.2	If party B pays penalty to party A, party A has right to directly deduct from the project money payable to party B.

15.3
Even though the project delivered by party B to party A has been accepted and certified, if the materials and equipments provided by party B are later found fake or deficient in quality and cause party A the consecutive production suspension for more than 3 days, party B shall indemnify party A the direct losses ensuing from here.

15.4
Even though the project delivered by party B to party A has been accepted and certified, if serious problems exist in party B’s construction technique and result in the consecutive production suspension for more than 3 days on party A’s side, party B shall indemnify party A the direct losses ensuing from here.

16.	Insurance

Party B shall cover party B on-site staff, mechanism against accident liability for contract project. All complaints and claiming affairs shall be undertaken by party B.

16A	Contract Validity

16.1	After party A and party B’s legal representative or authorized mandate of legal representative signs and stamps, the contract shall take effect.

16.2	The agreement is 4 in original, both parties shall each hold 2 copies.

17	Dispute Resolution

When economic contract dispute arises between two parties, seek to negotiate and resolve, when negotiation can not be reached, seek to resolve by following lawsuit procedures.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

18	Others

a)	The meanings of relevant terms in the agreement are the same with the definition specified in General Terms, the second part of the contract.

b)	Party B shall assume joint liability for party A with regard to total contract obligations and liabilities.

c)
Both parties agree, before important section project has commenced, according to party A’s demand, before party B has undertaken the project procedure construction, he shall make “Project & Procedures Construction Sample” beforehand, which shall be confirmed by both parties; at the same time, the corresponding procedure construction shall be undertaken in strict accordance with confirmed technical quality standard; if sample fabrication is not qualified, party B shall improve it in time in order to get confirmed in advance. The time period for sample fabrication and supply shall not occupy the whole construction period.

The Appendices under special terms shall include the following:

The drawings and technical information confirmed by both parties
Appendix 1: The Quotations And Specifications And Breakdown List
Appendix 2: Equipments, Material List and Relevant Technical Criteria
Appendix 3: Standards for Project Phase Acceptance and Hidden Project
Appendix 4: Completion & Acceptance Standards
Appendix 5: Project Warranty and After-sales Service Commitment

Party A (stamp):	Party B (stamp): Suntec Cleanroom & HVAC Engineering Co. Ltd.

Legal Representative Signature: __________	Representative Signature:____________
(or Authorized Mandate)_________	(or Authorized Mandate) ___________

Date:	Date:

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

Party B (stamp): Suntec (Suzhou) Cleanroom System Co. Ltd.
Legal Representative Signature:___________________
(or Authorized Mandate):__________________

Date :

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

Part II Contract General conditions

I. Terms Definition and Contract Documents

1.	Terms Definition

The following words and phrases shall be endowed with the meaning defined below except otherwise stipulated.

1.1	Contract General Terms: the terms are defined in accordance with laws, administrative rules and the demand of project construction, generally applicable to project construction.

1.2
Contract Special Terms: the terms are defined by party A and party B in accordance with laws, administrative rules and regulations, combining with specific construction situations，agreed upon after negotiation as specifications ,  as supplements and amendments on general terms.

1.3	Party A : the term refers to the legal successor with project contracting subject qualification and principal qualification stipulated in the agreement.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

1.4	Party B: the term refers to the principal with project construction contracting subject qualification accepted by party A or the legal successor with principal qualification.

1.5
Party A Project Management Representative (Party A Project Manager): the term refers to the contract representative appointed by party A to execute the contract, the specific identity, position and right shall be stipulated in special terms by party A and party B.

1.6
Party B Project Management Representative (Party B project Manager): the term refers to the representative in charge of construction, management, and contract execution designated in special terms by party B.

1.7	Design Unit: the term refers to the unit in charge of project design entrusted by party A, with qualification grade certificate of correspondent project design.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

1.8	Management Unit：the term refers to the unit in charge of project management entrusted by Party A, with qualification grade certificate of correspondent project management.

1.9
Project Price-Making Management Department: the term refers to the project price-making management institute entrusted by relevant departments of the State Council, construction and administration department of people’s government above county level.

1.10	Project: the term refers to the project within the contracting scope stipulated in the agreement by party A and party B.

1.11	Contract Price: the term refers to the money that party A shall directly pay party B for having accomplished all construction within contracting scope and being in charge of quality warranty.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

1.12
Supplementary Contract Price: the term refers to the contract price added in contract price calculation after being confirmed by party Aunder the conditions that contract price shall be increased in the process of contract execution.

1.13	Fees: the term refers to the economic expense not included in contract price payable by party A and party B.

1.14	Construction Period: the term refers to the contracting days calculated according to legal working days stipulated in the agreement by party A and party B.

1.15	Commencement Date: the term refers to the absolute or relative date when party B commences construction stipulated by party A and party B in the agreement.

1.16	Completion Date: the term refers to absolute or relative date when party B completes the project within contracting scope stipulated by party A and party B in the agreement.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

1.17	Drawings: the term refers to all the drawings (including all supporting illustration and relevant information) provided by party B, ratified by party A, needed for party A construction.

1.18	Construction Site: the term refers to the place provided by party A for project construction or any other place specified by party A in the drawings for construction use.

1.19
Written Form : the term refers to the form such as contract correspondence and data telegram (including cable, telex, fax, electronic data exchange and email) the form in which content is contained can be expressed visibly.

1.20
Breach Responsibility: the term refers to the responsibility undertaken by the contracting partyin case of failure to accomplish contract obligations or being incapable of conforming to the specifications in contract execution.

1.21
Claim : In the process of contract execution, the term refers to the demand of economic compensation and (or) construction postponement resulting from actual losses caused by faults of the other party rather than himself.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

1.22	Force Majeure: the term refers to the objective situations unpredictable, unavoidable and unconquerable.

1.23
Hour or Day: the contract specifies to count time by hour,  and starts to calculate when event commences effectively (resting time shall not be deducted) ; if it is specified to count by day, the starting day shall not be counted,  it is to count from the second day. If the last day of time limit is the resting day or other legal holidays, the next day following the holidays shall be the last day of time limit, except for the completion date. The expiry time of the last day of the time limit shall be 24 o’clock of the same day.

2.	Contract Documents and Interpretation Procedures

2.1	Contract documents can explain and illustrate each other, except for special terms otherwise stipulated, the documents and interpretation constituting the contract documents are as follows:

(1)	Other Agreements Made By Both Parties during Construction Period

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(2)	Working Scope Confirmed and Acknowledged by Both Parties (contract Appendices)

(3)	Contract Agreement

(4)	Contract Special Terms

(5)	Contract General Terms

(6)	Standard, Specification and Relevant Technical Documents

(7)	Drawings

During the contract execution, the written agreements or documents including negotiation and change concerned with project by party A and party B shall be regarded as the integral part of the contract.

2.2
When contract documents are ambiguous or inconsistent in content, under the precondition that project is not to be influenced, the problems shall be resolved by party A with party B by negotiation. Both parties shall also present and invite the engineer in charge of management to make explanation. If both parties can not consent on negotiation or permit the engineer in charge of management to explain, they can handle by stipulation of article 34 with regard to dispute of general terms.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

3.	Language Words, Applicable Laws, Standard Norms

3.1	Language and Words

The contract document shall be written, explained and interpreted in Chinese Language.

3.2	Applicable Laws and Regulations

The contract documents are applicable to national laws and administrative regulations. The laws and administrative regulations requiring clear demonstration shall be stipulated in special terms by both parties.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

3.3	Applicable Norms and Regulations

Both parties shall stipulate the applicable national criteria, norms and names in special terms; if national standard & norm doesn’t exist but industry standard & norm is available,   the agreement shall apply the names of industry standard and norm.

4.	Drawings

4.1
Without consent of party A, party B shall not transfer the project drawings to the third person. After project quality warranty period expires, all drawings shall be returned to party A except for the drawings needed by party B for filing.

4.2	Party B shall keep a set of complete drawings on the construction site for the use of engineer and relevant staff at the time of project inspection.

II	General Rights and Obligations

5.	5.1 Party A shall notify party B the name of management unit, management content and management power in written form before the construction commences.
5.2
The general management engineer assigned by management unit shall be called management engineer in the contract, the name, position and power shall be carried out in accordance with the specified terms by party A and party A’s contract.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

5.3
In the process of contract execution, if the events that will affect the right and obligation of party A and party B occur, the engineer in charge of management shall handle the problem within his power limit reasonably. If any party holds different views over the disposal of management engineer, the problem shall be disposed in accordance with article 34 concerned with dispute in general terms.

5.4	Except that contract stipulates specifically or party A has consented, the engineer in charge of management has no rights to release any right and obligation stipulated by the contract.

6.	Assignment and Order of Management Engineer

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

6.1
Management Engineer can assign supervision engineer representative to perform the power stipulated by contract and withdraw the assignment when it is considered necessary. Supervision engineer representative shall issue the correspondence in any written form to party B within supervision engineer authorized scope, this correspondence has the same effect with the one issued by supervision engineer. If party B has doubt over any written correspondence issued by supervision engineer representative, the document can be submitted to supervision engineer, who shall undertake the confirmation. When supervision engineer representative is wrong in issuing the order, supervision engineer shall make the correction.

6.2
Within the power scope stipulated by the contract, except party A construction site representative (party A project manager)and supervision engineer or supervision engineer representative, the other staff on party A’s construction site have no right to issue any order to party B.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

6.3
After the order and the notice of supervision engineer are signed by himself , they shall be presented directly to party B’s project manager in written form, which shall take effect after party B’s project manager has signed the name and receiving time on the voucher. When it is imperative, supervision engineer can issue the oral order and provide written confirmation within 48 hours, party B shall carry out the order of supervision engineer. If supervision engineer can not provide timely written confirmation, party B shall present demand of written confirmation within 5 days after supervision engineer has issued the oral order. If the supervision engineer doesn’t provide the reply within 48 hours after party B has raised the confirmation demand, it is regarded that the oral order has been confirmed. If party B thinks the order of supervision engineer unreasonable, he shall present the written report of order amendment within 24 hours after receiving the order, and send report to party A and party A representative, supervision engineer shall decide whether to amend the order or continue to perform the original order within 24 hours after receiving party B’s report, and notify party B in written form. In the event of emergency, as for the order which supervision engineer has demanded party B to execute, although party B holds different views, supervision engineer still decides to continue with the order execution, party B shall perform it. This stipulation is also applicable to the order and the notice issued by supervision engineer representative.

7.	Party B’s Project Manager and engineer staff (including material clerk, quality inspection clerk and security clerk etc)

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

7.1	The name and power of party B’s project manager shall be specified in special terms.

7.2
The notice issued by party B according to the contract shall be signed by party B project manager in written form, then sent to party A and supervision engineer, which shall take effect after party A has signed name and receiving time on the voucher.

7.3
Party B project manager shall organize construction according to construction organization design acknowledged by party A (construction strategy) and the order issued by supervision engineer according to contract. In case that situations are urgent and the contact with supervision engineer can not be reached, party B project manager shall take emergency measures to guarantee the security of staff, project and property, and shall send report to party A and supervision engineer within 48 hours after measures have been taken. If liability lies in party A or the third person, party A shall bear the increased contract price caused by this and prolong the construction period correspondingly; if liability lies in party B, party B shall bear the expenses, the construction shall not be prolonged in proper time sequence.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

7.4
If party B needs to change the project manager, the notice shall be submitted to party A in written form at least five days in advance, the request shall be approved by party A, the successor continues to perform the power and obligations of the predecessor provided by contract documents.

7.5	Party A can negotiate with party B and the change the project manager he believes disqualified.

7.6
Party A or party A representative shall be entitled to request party B to dismiss the incompetent staff on the construction site of contracting unit,  after party B has received party A or party A representative’s site instruction to dismiss relevant staff, the order of party A/party A representative shall be executed within a week.

8.	Party A’s Work

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

8.1	Party A shall accomplish the following work according to the content and time stipulated by special terms:

(1)	To organize party B and design unit to undertake drawings joint overview and design disclosure;

(2)	The other affairs that party A shall undertake are to be defined by both parties in special terms.

8.2
With regard to all obligations of article 8.1, in case of leading to the delay of construction period and causes the damages and losses on party B’s side, party A shall compensate party B relevant damages and losses and extend delayed construction period.

9.	Party B’s Work

9.1	Party B shall accomplish the following work according to the content and time stipulated by special terms:

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(1)	To provide project schedule plan and relevant schedule statistics for party A and supervision engineer;

(2)	To take care of construction equipments and the construction materials transported to the site on his own efforts, party A shall provide collaboration.

(3)
To follow the management specifications of governmental governing department with regard to construction site transportation, construction noise, environmental protection and safe production etc and to go through relevant formalities and procedures.

(4)
Before completed project has been delivered to party A, party B shall be responsible for the protection of completed project according to the stipulation of special terms, if damages occur during the period of protection, party B shall make the repairs on his own costs and expenses; party A requests party B to adopt special measures to protect the construction parts and to increase contract price correspondently, both parties shall make the definition in special terms.

(5)
To guarantee the construction site clean and conforming to relevant stipulation of environmental management, to clean the site before construction completion, to meet the requirements of special terms, to bear the losses and penalties resulting from violation of relevant regulations.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(6)	The other works that party B shall accomplish are defined in special terms by both parties.

9.2	If party B fails to perform all obligations of article 9.1, resulting in the party A’s losses, party B shall compensate party A for relevant losses.

III.	Construction Organization Design and Construction Period

10.	Schedule Plan

10.1
Party B shall submit construction organization design and construction schedule plan to party A and supervision engineer in accordance with the date specified in special terms, supervision engineer provide confirmation or amendment opinion according to the designated time in special terms, if confirmation or written opinion is given overdue, it shall be considered as having agreed.

10.2
Party B shall organize construction in accordance with the schedule plan confirmed by supervision engineer, and accept the check and supervision of supervision engineer. When actual project schedule does not correspond with the confirmed schedule plan, party B shall raise improving measures, which shall be carried out after supervision engineer has confirmed in written form. If causes related to party A lead to the difference between actual schedule and planned schedule, party B shall not be entitled to demand increasing contract price with regard to improving measures.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

11.	Construction Commencement and Delay of Construction Commencement

11.1
Party B shall commence the construction according to the commencement date stipulated by agreement. If party B can not commence the construction on time, the reason and demand of postponing construction shall be presented in written form to supervision engineer 5 days prior to the commencement date defined by the contract. Supervision engineer shall reply party B in written form within 48 hours after having received the application of postponing construction. If supervision engineer hasn’t replied within 48 hours after having received application of postponing construction, it shall be considered as having agreed on party B’s demand, the construction period shall be extended. If supervision engineer doesn’t agree the postponement demand or party B fails to raise the request of postponing construction within specified period, the construction period shall not be extended.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

11.2
If causes on party A’s side lead to the failure to commence construction as stipulated by agreement and party B has postponed the construction, specific construction commencement date shall be otherwise notified by party A.

12.	Construction Suspension

When supervision engineer believes it necessary to suspend the construction, he shall request party B to suspend construction in written form and raise the management suggestions in written form within 48 hours after the request has been raised. Party B shall suspend the construction at the request of supervision engineer and properly protect the completed project. After having accomplished the management suggestions given by supervision engineer, party B shall request to resume the construction in written form, the supervision engineer shall give the reply within 48 hours. If supervision engineer fails to raise the management suggestions within the defined time limit or fails to give the reply within 48 hours after having received party B’s request to resume the construction, party B shall resume the construction on his own. If causes on party A’s side lead to construction suspension, party A shall bear the increased contract price, compensate party B the resulting losses and extend the construction period correspondently; if causes on party B’s side lead to construction suspension, party B shall bear all the expenses, the construction period shall not be extended.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

13.	Construction Period Delay

13.1	If the following causes lead to construction delay, construction period shall be extended after being confirmed by supervision engineer.

(1) Party A can not provide the drawings and construction conditions as stipulated in special terms;

(2) Party A can not pay project down payment and schedule fees according to designated date, resulting in the fact that construction can not proceed normally.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(3) Supervision engineer fails to provide needed order, sanction etc as stipulated in the contract, resulting in the fact that construction can not proceed normally；

(4) Design has changed and construction amount has increased.

(5) Within one week, the construction suspension time caused by water suspension, electricity suspension and gas suspension other than party B has been over 8 hours altogether and are spot confirmed by supervision engineer as the cause of construction delay;

(6) Force Majeures;

(7) Other conditions specified in special terms or other situations under which party A has agreed to extend the construction period.

13.2
Within 14 days after situations of article 13.1 occur, party B shall present report to supervision engineer in written form with regard to delayed construction period and submit it to party A. Supervision engineer shall provide the confirmation within 14 days after receiving the report, if neither confirmation is provided within specified time limit nor amendment suggestions are proposed, it is considered having agreed to extend the construction period.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

14.	Construction Completion

14.1	Party B shall complete the construction at the completion date stipulated by agreement or according to the construction period supervision engineer and party A have agreed to extend.

14.2
If the causes on party B’s side result in the fact that the construction can not be completed at the completion date stipulated by agreement or according to the construction period supervision engineer and party A have agreed to extend, party B shall undertake the responsibility of breach.

14.3
During the construction, if party A needs to complete the construction beforehand, both parties shall sign the advance completion agreement as the component of contract documents after having agreed upon negotiation. The advance completion agreement shall contain the measures adopted by party B to ensure the project quality and security, the conditions provided by party A for advance completion and supplementary contract price needed for advance completion, etc.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

IV	Quality and Inspection

15.	Project Quality

15.1
Project quality shall reach the quality standard stipulated by the agreement (including the equipment brand, origin of production, specification and material sample, seal samples of  parts, technical information, drawings and other quality standards), the evaluation of quality standards shall be based on national or industry quality inspection and evaluation standards. If project quality can not reach the designated quality standard due to party B’s causes, party B shall take the breach responsibility.

15.2
If both parties dispute over the project quality, which shall be appraised by project quality inspection institute agreed upon by both parties, the required fees，charges and the resulting losses shall be undertaken by the defaulting party. The responsibilities shall be taken and shared pro rata by both parties.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

16.	Examination and Rework

16.1
Party B shall perform the construction carefully in accordance with standard, norms, request of drawing design and other contract requirements, ready to accept the examination and inspection of party A/party A supervisor and provide conditions for the convenience of examination and inspection.

16.2
If the project quality can not reach the standardized parts, once supervision engineer has discovered it, party B shall be required to dismantle and rebuild at the request of supervision engineer until the designated standard has been reached. If party B’s causes lead to the failure of reaching the designated standard, it shall be on party B’s part to bear the expenses of dismantling and reconstruction, construction period shall not be extended.

16.3
The examination and inspection of supervision engineer shall not affect the normal operation of construction. If normal operations are affected, when examination and inspection get disqualified, the expenses of affecting normal construction shall be undertaken by party B. Besides, when normal construction gets affected, the construction period shall be extended correspondently.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

V	Safe Construction

17.	Safe Construction and Examination

17.1
Party B shall comply with the relevant management stipulations with regard to project construction safe production, organize the construction in strict accordance with security criteria, accept the supervision and examination executed legally by industry security inspection staff,  adopt necessary security protection measures and get rid of lurking accidents. If party B security measures are not sufficient enough to lead to the accidents, the responsibility and resulting expenses shall be born by party B.

17.2
Party B shall arrange professional security clerk, undertake security education on the working stuff at the construction site, provide checking record of security education and be responsible for their safety.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

17.3
Party A shall not ask party B to perform the construction in violation of security management. If party A’s causes lead to safety accidents, party A shall bear all expenses for related responsibility and occurrence.

18.	Security Protection

18.1
When party B performs the construction nearby power equipments, electric transmission lines, underground conduit, sealed earthquake resistant workshop, combustible and explosive section and major transportation routes with frontage on the street, security and protection measures shall be proposed to supervision engineer before the construction commences and shall be executed after being approved by supervision engineer.

18.2
If blasting operation is performed, when constructing under the radioactive, poisonous environments (including storage, transportation and usage) and using poisonous and corrosive materials in construction, party B shall notify supervision engineer in written form 14 days before the construction starts and submit related safety protection measures, which shall be executed after being confirmed by supervision engineer.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

18.3	Ignition permit shall be acquired before igniting, the specific position of ignition, ignition style, ignition date, ignition operator and the qualification of ignition operator shall be specified.

18.4	Professional protective electrician and welder must be arranged on the spot, relevant certificates shall be showed, the construction without certificate qualification shall not be allowed.

18.5	Effective security protection shall be arranged when mounting height.

19.	Accident Management

19.1
If big casualties or other safety accidents occur, party B shall submit report to relevant departments and advise party A or party A supervision engineer according to stipulation concerned, meanwhile perform  management  based on demand of associated governmental departments, the defaulting party of accident shall bear the occurred expenses.

19.2	When party A and party B dispute over the accident responsibility, the affairs shall be handled based on confirmation of relevant governmental department.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

VI	Contract Price and Payment

20.	Contract Price and Adjustment

20.1	After the contract price gets stipulated in the agreement, any party shall not make the change.

The calculation method of risk scope and charges contained in special terms with regard to contract price stipulation of party A and party B, the contract price shall not be adjusted any more within the designated risk scope. The adjustment method of contract price outside the risk scope shall be designated in special terms.

20.2	The adjusting elements of contract price include:

(1)	The other elements designated in special terms by both parties.

21.	Project Down payment

Project down payment shall be executed in accordance with the stipulation of the 5th article in special terms by both parties.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

22.
Under normal conditions, if party A fails to make the project payment (progress payment) beyond the appointed time, party B can send debit note to party A, if party A is still unable to make the payment as demanded after receiving party B’s note, negotiation can be undertaken with party B to sign deferred payment agreement, the deferred payment shall be made after party B has agreed. The deferred payment time shall be specified by the agreement, the payable credit interests shall be calculated from the 30th day on after calculation results have been confirmed. The related construction period shall be adjusted correspondently. Meanwhile party B has the right of recourse for losses caused by construction delay against party A.

23.
Without special reasons, if party A has not made project payment (process payment) according to contract stipulation, the deferred payment agreement has not been reached by both parties, in consequence the construction can not proceed, party B can suspend the construction and party A shall be responsible for contract breach.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

Ⅶ   Material and Equipment Supply

24.	Party A supplies materials and equipments.

24.1
Party B shall check whether the materials supplied by party A conform to drawings and other relevant documents, in the process of installation, party A shall assign corresponding equipment engineer to instruct on the spot.

24.2	Party B shall designate the place where the materials supplied by party A shall be put.

24.3
Party B shall support and coordinate with party A to make a favorable arrangement of protection of materials and equipments supplied by party A, including rain prevention, sunshine prevention, ash prevention, damage prevention and theft prevention, etc.

25.	Party B purchases materials and equipments (Party B contract construction and materials.)

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

25.1
Party B is in charge of materials and equipments purchase, shall make the purchase in accordance with the stipulation of special terms and the requirements of related standard, offer the product qualification certificate and be responsible for equipment quality. Party B shall establish material inspection clerk to examine the materials which have entered the yard, party B shall notify supervision engineer to count the number 24 hours before the materials and equipments have arrived.

25.2
When materials and equipments purchased by party B don’t conform to the design and the standard, party B shall transport them out of the construction yard according to the time requested by supervision engineer and party A,  re-purchase the products in conformity with the requirements and bear the occurring expenses, the resulting delayed construction period shall not be extended.

25.3
When supervision engineer finds that party B purchases and uses the materials and equipments not in compliant with the design and standardized  requirements, party B shall be demanded to manage to repair, dismantle or repurchase and bear the occurring expenses, the resulting delayed construction period shall not be extended.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

25.4
When party B needs to use the replacement materials, which can be put into use after supervision engineer has approved, the resulting increase or decrease of contract price shall be negotiated and confirmed by both parties in written form.

25.5	With regard to materials and equipments designated by party A and purchased by party B, party A shall not designate the exclusive supplier in principle.

☐ Project Change

26.	Project Design and Change

26.1
If party A or other cause needs to violate the original design intention and make amendments on the design, if there is need to change the original project design, the change notice shall be directly sent to party B in written form as soon as possible (The communication with party B must be undertaken beforehand.) If the changed amount exceeds the ratified construction area or original design standard, party A shall report to Planning & Management Department and other related departments for examination and approval once more, and the original design unit shall provide changed drawings and illustrations. Party B shall undertake the changes needed below according to the change notice issued by supervision engineer and relevant requirements.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(1) To change the elevation control, baseline, location and size of project related parts;

(2) To increase and decrease the project amount stipulated in the contract;

(3) Other additional work needed with regard to project change.

If change results in the increase and decrease of contract price or losses on party B’s side, party A shall be responsible, the delayed construction period shall be extended.

27.	Other Changes

If party A demands to change the project quality criteria or other substantial change occurs in contract execution, both parties shall negotiate to resolve.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

28.	Confirmation of Variable Price

28.1
Within 5 days after project change, party B shall present the report as to project price change, contract price shall be adjusted after party A has confirmed. The contract price change shall be undertaken according to following methods:

(1) If price suitable to project change has already existed in the contract, contract price shall be changed according to existing contract price.

(2) If only price similar to project change exists in the contract, similar price can be referred to for contract price change.

(3) If price applicable or similar to project change does not exist in the contract, it’s up to party B to propose the suitable variable price, which shall be executed after party A gets confirmed.

28.2
If party B doesn’t present project price change report to party A within 5 days after both parties get confirmed about the change, it is regarded that the project change is not concerned with the contract price change.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

28.3
Party A shall provide the confirmation within 5 days after receiving project price change report, if party A refuses to confirm without good reason, it is regarded that the project price change report has already been confirmed 5 days since project price change report has arrived.

28.4	If party A disagrees the changed price proposed by party B, the problem shall be handled according to article 34 in general terms with regard to dispute.

28.5	Party A shall confirm the increased project change price as supplementary contract price and shall be paid in the same period with construction charges.

28.6	As for the project variable caused by party B, party B has no rights to demand supplementary contract price.

29.
When the increasing and decreasing amount in total project amount changes within the scope of 1% of original total price making, both parties shall not adjust final cost price. When cost price increase and decrease change goes beyond 1% of original total price, the settlement shall be made in accordance with reality.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

☐ Completion Inspection and Settlement

29.	Completion and Acceptance

29.1
When the project is equipped with the completion and acceptance conditions, party B shall provide full completion materials and acceptance report for party A in accordance with related regulations of national project completion and acceptance. Both parties designate that it’s up to party B to provide completion drawings, the date and number shall be designated in special terms.

29.2
Within 7 working days after party A has received the completion and acceptance report, party A shall organize relevant units to go into the acceptance procedures, and provide approval or amendment opinion within 7 working days after acceptance procedures have been executed. Party B shall make the amendments immediately as required and undertake the amendment charges on his own fault. Meanwhile the itinerary put into use shall not be postponed.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

29.3
If party A has not organized related units to go into acceptance procedures within 7 working days after receiving the submitted completion acceptance report or given amendment suggestions within 7 working days after acceptance, it is regarded that the completion acceptance report has been approved.

29.4
Project completion and acceptance shall be passed once and for all, the date when party B sends completion and acceptance report shall be actual completion date. Project shall be completed and accepted after being repaired at party A’s request, actual completion date shall be the date which is repaired by party B and accepted by party A.

29.5
If party A has not organized relevant unit to go into acceptance procedures within 7 working days after receiving party B’s acceptance report, party A shall undertake project keeping and all accidental responsibilities from the 8th day on. If party A has special reasons, he shall notice party B in advance in order to reach understanding between two sides and get confirmed about later acceptance procedures.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

29.6	The scope and completion time of mid-term handover project shall be defined in special terms by both parties, the acceptance procedures shall be handled on the basis of article 29.1 to 29.4.

29.7
If party A demands sub-division completion of part units or part projects due to special causes, both parties shall otherwise sign the subdivision completion agreement to specify the responsibility of both sides and the payment method of project price.

29.8
If project has not gone through the completion acceptance or construction completion has not been accepted, party A shall not use it. When party A uses it by force, the resulting quality and other problems shall be under the responsibility of party A.

29.9
After the contract is signed, party B shall provide the processing program of project materials and equipments processed by party B himself within 7 working days, party A shall go to the processing spot to undertake irregular examination according to processing program. Party B shall provide documents related to processing unconditionally and offer cooperation for spot examination.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

30.
Completion Settlement: Project change shall be signed and approved by both parties according to the eighth article project change, the resulting project total price change shall be based on final settlement.

30.1
Within 5 days after project completion acceptance report has been approved by party A, party B shall present completion settlement report and full settlement materials to party A, both parties shall adjust the contents and undertake project completion settlement according to contract price stipulated by agreement and contract price stipulated by special terms.

30.2
Party A shall commence to check within 5 days after receiving the delivered project completion settlement report and materials presented by party B, confirmation or amendment suggestions shall be proposed. After getting confirmed about the completion settlement report, party A shall notify administering bank to directly pay party B project completion settlement price. Within 5 days after receiving the completion settlement price, party B shall deliver the completed project to party A.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

30.3
If party A has not paid project completion settlement price within 5 days after receiving the completion settlement report and materials with no just reason, he shall begin to take the breach responsibility from the 8th day on.

30.4
If party A has not paid project completion settlement price within 5 days after receiving the construction completion settlement report and materials, party B can push party A to pay settlement price. If party A has not made the payment within 14 days after receiving the construction completion settlement report and materials, party B can negotiate with party A to liquidate the project, or apply people’s court to auction the project legally, party B shall be paid in priority concerning the liquidated or auctioned price of the project .

30.5
If party B fails to present to party A construction completion report and full settlement materials within 14 days after the construction completion acceptance report has been approved by party A, which leads to the fact that project completion settlement can not proceed normally or project completion settlement price can not be paid in time, with regard to the construction party A has demanded to deliver, party B shall deliver; with regard to the construction party A has not demanded to deliver, party B shall take the responsibility of keeping.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

30.6	When dispute occurs over the construction completion settlement price on party A’s side, it shall be dealt with according to the article 34 of general terms with regard to dispute.

31.	Quality Warranty

31.1
Party B shall undertake the warranty responsibility for the project quality delivered for party A’s usage pursuant to laws, administrative regulations or national rules concerning project quality warranty within the warranty period.

31.2	With regard to the accomplishment of quality warranty, party B shall sign the quality warranty with party A as the Appendix of contract before the acceptance of project completion.

31.3	Main contents of quality warranty include:

(1) The content and scope of quality warranty project;

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(2) Quality warranty period;

(3) Quality warranty obligations;

(4) Payment terms of quality warranty.

☐ Breach, Claim and Dispute

32.	Breach

32.1	Party A breaches the contract, when the following situations occur:

(1)	Party A doesn’t pay project down payment referred to by article 21 of general terms.

(2)	Party A doesn’t pay project down payment according to contract stipulation referred to by article 23 of general terms, leading to the fact that construction can not proceed.

(3)	Party A refuses to make payment for project completion price settlement without reasonable causes referred to by article 30.3 of general terms;

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(4)	The other conditions that party A doesn’t accomplish the contract obligations or doesn’t accomplish obligations according to the stipulation of contract.

Party A shall undertake the breach responsibilities. Both parties shall define the calculation method in special terms how party A shall compensate party B for its losses or the penalty amount party A shall pay or calculation method.

32.2	Party B breaches the contract when the followings situations occur:

(1)
As article 14.2 of general terms refers to,  party B’s causes lead to the fact that the construction can not be completed according to completion date stipulated by the agreement or the construction period that party A has agreed to extend.

(2)	As article 15.1 of general terms refers to, party B’s causes lead to the fact that quality can not reach the quality standard stipulated by the agreement.

(3)	The other conditions that party B does not execute contract obligations or execute obligations according to contract stipulations.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

Party B shall undertake the breach responsibility. Both parties define the calculation method in special terms that party B shall indemnify party A or the penalty amount that party B shall pay or calculation method.

32.3
After one party violates the contract, when the other party requires defaulting party to continue with contract execution, after undertaking the above breaching responsibilities, the defaulting party shall continue to execute the contract.

33.	Claim

33.1	When one party raises claim against the other party, it is imperative that the claim is reasonable and effective evidence exists when claim event occurs.

33.2
If party A can not accomplish all obligations according to contract stipulations or make the mistake or other situations that party A shall be responsible for occur, besides, these circumstances lead to construction period delay and (or) the fact that party B can not obtain the contract price and the other economic losses in time, party B can claim party A in written form according to the following procedures:

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(1)	Within 5 days after the claim occurs, claim letter shall be issued to party A (B).

(2)
Within 5 days after the claim letter has been issued, the claim report to prolong the construction period and (or) compensate economic losses and the related information shall be presented to party A (B);

(3)
After party A (B) has received the information related to claim report sent by party B (A), he shall give the reply within 5 days or ask party B (A) to supplement further claiming reasons and evidences.

(4)
If party A (B) has not provided the reply or made further demand for party B (A) within 5 days after receiving the claiming report and relevant information sent by party B, it shall be considered that the claim has been approved.

(5)
When the claim event lasts, party B (A) shall issue claiming letter of intent to party A by phases, within 5 days after the claim event terminates, the information related to claim and final claim report shall be sent to party A (B). The claim reply procedures are the same with the stipulation of (3) and (4).

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

33.3
If party B fails to execute its own obligations according to contract stipulations or makes the mistake, resulting in the economic losses on party A’s side, party A shall raise the claim against party B in accordance with the procedures and time limit defined by article 33.2.

34.	Dispute

34.1
When dispute occurs between party A and party B in the contract execution, they can negotiate to resolve or ask relevant administrative department to mediate. If the principals are unwilling to negotiate or conciliate, or negotiation and conciliation can not be reached, both parties can solve the dispute in one of the ways defined in special terms.

The first resolution: after making the arbitration agreement, both parties shall apply for the appointed local arbitration committee to arbitrate;

The second resolution: to file the lawsuit to the people’s court with governing authority.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

34.2	After dispute occurs, unless the following conditions come up, both sides shall continue to execute the contract, maintain the consistence of construction and protect the completed project:

(1)	If any party violates the contract and results in the fact that the contract can not be performed, both parties shall negotiate to suspend construction;

(2) Mediation requests to suspend the construction and has been accepted by both parties.

(3) Arbitration institute demands to suspend the construction;

(4) The court demands to suspend the construction.

☐ Others

35.	Force Majeures

35.1
Force majeures include wars, uprisings, crash of flying objects or other accidents including explosion, fire triggered by causes other than party A and party B, and the natural resources such as wind, rain, snow, flood, earthquake etc defined in special terms.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

35.2
After force majeures occur, party B shall notify party A immediately and take any possible steps at once under possible conditions to reduce the losses as much as possible, party A shall cooperate with party B to take measures. If party A believes that the construction shall be suspended, party B shall suspend the construction. Within 48 hours after force majeures conclude, party B shall notify party A the damaged situations of victimized side and predict the cleaning and repair fees. If force majeures events occur consecutively, party B shall report the damaged situations to party A every other 5 days. Within 14 days after force majeures conclude, party B shall present formal report and relevant information as to cleaning and repair fees to party A.

35.3	Charges resulting from force majeure events and delayed construction period shall be born by two parties according to the following methods:

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

(1)
PartyB shall bear the project damages within the contracting scope, the third person personnel casualty and property damages resulting from project damages and the equipment damages of construction materials and equipments ready for installations transported to the construction site;

(2)	Party A casualties shall be under the responsibility of its unit which shall bear the correspondent fees and charges:

(3)	Party B shall bear mechanical equipment damages and apparatus losses;

(4)	During the period of construction suspension, party A shall undertake the charges of necessary management and safeguard staff remaining on the construction site by party B at the request of party A.

(5)	Party A shall bear the cleaning and repair fees needed by project.

(6)	The delayed construction period shall be extended correspondently.

35.4	If force majeures occur after any party delays contract execution, the party who has delayed the execution shall not be exempted from the correspondent responsibilities.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

36.	Insurance

36.1	Before the project commences, party A shall arrange cover for the life and property of staff on construction site of party A insurance and pay the insurance charges.

36.2
Party B shall cover the staff engaged in dangerous operations against accident, shall arrange cover for the life and property of its own staff within construction yard and construction mechanism and pay the insurance charges.

36.3	When insured accident occurs, both party A and party B shall be obliged to take necessary measures to prevent or reduce losses.

37.	Patent Technique and Special Craftsmanship

37.1	If any party uses patent technique and invades the other’s patent right, the responsible person shall undertake correspondent responsibilities as per laws and regulation.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

38.	Contract Release

38.1	After party A and party B have negotiated and agreed, the contract can be released.

38.2
If the situations in article 23 of general terms occur, the construction has been suspended for over 14 days, party A still refuses to pay project fees (process fees), party B has the right to release the contract.

38.3	Party A and party B can release the contract if any of following situations occurs:

(1)	If force majeures lead to the failure to use the contract;

(2)	If one party breaches (including party A’s causes resulting in construction delay or pause) and leads to the fact that contract can not be performed.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

38.4
After the contract has been released, party B shall be ready to protect the completed project, purchased materials and equipments, meanwhile prepared for the transference of ownership right (including second design), the own mechanical equipments and staff shall be withdrawn out of the construction yard as per the requirements of party A. Party A shall provide necessary conditions for the withdrawn of party B, and pay the completed project price as per contract stipulation before party B has withdrawn out of the spot yard. The ordered materials and equipments shall be returned by ordering party, or the order contract shall be released, the unreturned goods price and occurring charges for returning goods and releasing ordering contract shall be under the responsibility of the party who has released the contract; the losses caused by untimely goods return shall be undertaken by responsible party. Besides, the defaulting party shall compensate the resulting losses on the other party due to contract release.

38.5	The release of contract shall not affect the validity of settlement and cleaning clause stipulated in the contract by both parties.

39.	Contract Validity and Termination

39.1	Both parties shall specify the contract validity terms in the agreement.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

39.2
Except article 31 of general terms, party A and party B shall execute all contract obligations, after the construction completion settlement price has been paid, party B has delivered completed project to party A , the contract is to terminate.

39.3	After the contract rights and obligations terminate, party A and party B shall accomplish notice, assistance, confidential obligations etc subject to principles of honesty and sincerity.

40	Number of Contract Copies

40.1	The contract is 4 in original with the same effect, both party A and party B shall hold two copies.

41.	Supplementary Clauses

Specifications, supplements or amendments on the content of general terms shall be stipulated in special terms after both parties have negotiated and agreed by combining project reality as per the regulations of laws and administrative regulations.

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

APPENDICES:

Notes:

(1)	Each Appendix may refer to, and consist of, not a single document but a category of related documents and files. A summary with brief description is provided below.

(2)
All the documents that comprise the Appendices except those files not subject to public filing as permitted by the approval of the confidential treatment request, (all such public documents, “Exhibit 4.8 Appendices Public Documents”), are filed as a part of Exhibit 4.8 in this Amendment and Amendment No. 3.

(3)	The Index to Exhibit 4.8 Appendices Public Documents (“4.8 Index”), filed in this Amendment, contains the list of Exhibit 4.8 Appendices Public Documents and the descriptions thereof.

(4)
All documents listed and labelled in 4.8 Index from Ex 4.8.2 to Ex 4.8.51, inclusive, are filed in this Amendment;  and all documents listed and labelled in 4.8 Index after Ex 4.8.52, inclusive, ar filed in Amendment No.3.

Appendix 1：The quotations and specifications and breakdown list, which provide information on the scope of the project, incuding the the following documents or files:

(a)	Quotations, Specifications and Other Information (NOTE: “*****” IN THIS FILE INDICATES THAT PRICE-RELATED INFORMATION HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. )

Appendix 2: Equipment, Material List and Relevant Technical Criteria, which also include related services and the breakdown prices on all equipment, materials and services, to serve as the basis for any project change and the settlement of accounts, incuding the the following documents or files:

(a)	Misc 4 document
(b)	Documents List folder
(c)	Equipment Folder
(d)	Equipment Folder - Self-control Components Sub-folder
(e)	Misc 1 document
(f)	Misc 2 document
(g)	Misc 3 document

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

Appendix 3: Standards for Project Phase Acceptance and Hidden Project (Note: Each individual technical document listed below contain the applicable standards, with no aggregate Appendix 3 prepared in relation to this Contract.), including:

(a)	Misc 4 document
(b)	Documents List folder
(c)	Equipment Folder
(d)	Equipment Folder - Self-control Components sub-folder
(e)	********************************Design Drawings Folder (NOTE: 87 DESIGN DRAWING DOCUMENTS HAVE BEEN OMITTED, FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. )
(f)	URS Responses-SUNTEC090608
(g)	SUNTEC Memos 20090608-5
(h)	Misc 1 document
(i)	Misc 2 document
(j)	Misc 3 document

Appendix 4: Completion & Acceptance Standards (Note: Each individual technical document listed below contain the applicable standards, with no aggregate Appendix 4 prepared in relation to this Contract.), including

(a)	Misc 4 document
(b)	Documents List folder
(c)	Equipment Folder
(d)	Equipment Folder - Self-control Components sub-folder
(e)	*************************************************Design Drawings Folder (NOTE: 87 DESIGN DRAWING DOCUMENTS HAVE BEEN OMITTED, FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. )
(f)	URS Responses-SUNTEC090608
(g)	SUNTEC Memos 20090608-5
(h)	Misc 1 document
(i)	Misc 2 document
(j)	Misc 3 document

Exhibit 4.8

English Translation of the Contract Form

1.
“ ***** ” INDICATES THAT CERTAIN MATERIAL, WITH ASTERISKS AS PLACEHOLDERS, HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIALS HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below this line is the English translation of the original text of the contract form.

Appendix 5: Project Warranty and After-sales Service Commitment (Note: Each individual technical document listed below contain the applicable warranty and service commitment, with no aggregate Appendix 5 prepared in relation to this Contract.), including:

(a)	Misc 4 document
(b)	Documents List folder
(c)	Equipment Folder
(d)	Equipment Folder - Self-control Components sub-folder
(e)	***************Design Drawings Folder (NOTE: 87 DESIGN DRAWING DOCUMENTS HAVE BEEN OMITTED,FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. )
(f)	URS Responses-SUNTEC090608
(g)	SUNTEC Memos 20090608-5
(h)	Misc 1 document
(i)	Misc 2 document
(j)	Misc 3 document